SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2013

LOT78, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54816	26-2940624
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

65 Alfred Road

Studio 209

London W2 5EU

Phone: 00447801480109

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LOT78, INC.

Form 8-K

Current Report

Item 1.01 Entry into Material Definitive Agreement.

On December 30, 2013, Lot78 UK Limited, a limited liability company established under the laws of the United Kingdom (“Lot78 UK”) and a wholly-owned subsidiary of Lot78, Inc., a Nevada corporation (the “Company”), entered into a Purchase and Resale Agreement (the “P&S Agreement”) with Bibby Trade Services Limited, a company registered in England (“Bibby”). Pursuant to the P&S Agreement, Bibby shall finance Lot78 UK through the purchase of goods directly from suppliers and the resale of such goods to Lot78 UK, per the terms and conditions of the P&S Agreement. In exchange, Bibby shall receive the aggregate of the price paid by Bibby to the suppliers, all import and distribution charges, an annual fee of twenty four pounds sterling (£24,000) and other charges as set forth in the P&S Agreement. The P&S Agreement shall continue unless and until terminated in accordance with its terms.

On December 30, 2013, Lot78 UK entered into a Recourse Factoring Agreement (the “Factoring Agreement”) with Bibby, pursuant to which Bibby agrees to purchase certain debts of Lot78 UK, with full title guarantee, per the terms and conditions of the Factoring Agreement. In exchange for the purchase of such debts, Lot78 UK agrees to pay to Bibby a Fee of 1.8% for Bibby’s services, a Refactoring Fee of 2% of the value of each debt which is outstanding 90 days end of month and other charges as set forth in the Factoring Agreement. The minimum fees that Lot78 UK shall pay to Bibby per year (excluding the Refactoring Fee) shall be nineteen thousand pounds sterling (£19,000). The minimum period of the Factoring Agreement is twelve (12) months.

The aggregate maximum amount that Bibby shall fund to Lot78 UK across the P&S Agreement and Factoring Agreement, is six hundred thousand pounds sterling (£600,000).

The preceding description of the P&S Agreement and Factoring Agreement is a brief summary of their terms and does not purport to be complete, and is qualified in its entirety by reference to the P&S Agreement and Factoring Agreement, copies of which are being filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase and Resale Agreement dated December 30, 2013 by and between Lot78 UK and Bibby.
10.2	Recourse Factoring Agreement dated December 30, 2013 by and between Lot78 UK and Bibby.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOT78, INC.
Date: January 6, 2014	By: /s/ Oliver Amhurst
Oliver Amhurst
President and Chief Executive Officer